SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       February 15, 2004                                      0-21537
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Date of Report (Date of earliest event reported)       Commission File Number


                            PACIFIC BIOMETRICS, INC.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                                      93-1211114
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(State or other jurisdiction of incorporation             (IRS Employer
              or organization)                            Identification Number)


           220 West Harrison Street, Seattle, Washington       98119
         ---------------------------------------------------------------
           (Address of Principal Executive Offices)          (Zip Code)


                                 (206) 298-0068
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.  Other Events and Regulation FD Disclosure.

     On February 15, 2004 Pacific Biometrics, Inc. closed its private placement and received gross proceeds of $1,903,000 through the sale of 3,806,000 shares of unregistered common stock. Pacific Biometrics issued a press release entitled "Pacific Biometrics, Inc. Announces Closing of $1.9 Million Private Placement" a copy of which is included with this report as Exhibit 99.1


Item 7.  Financial Statements and Exhibits.


     (c)     The following exhibits are filed herewith:

             Exhibit 99.1 -- Press Release of Pacific Biometrics, Inc. dated February 23, 2004.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PACIFIC BIOMETRICS, INC.

Dated: February 23, 2004
                                              By:  /s/ Ronald R.Helm
                                                   -----------------
                                                         Ronald R. Helm
                                                         Chief Executive Officer